EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of KRYPTIC ENTERTAINMENT INC. (the "Company") on Form 10-Q for the period ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Shan Qiang, Chief Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                          /s/ Shan Qiang
                                          --------------------------------------
Date: February 2, 2010                    Shan Qiang
                                          President, CEO and Secretary Treasurer
                                          Principal Executive, Financial and
                                          Accounting Officer